                        POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that Jon M. Berry hereby constitutes and appoints R. Christopher Weber as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to Registration Statement No. 333-16469 (and to any Registration Statement filed pursuant to Rule 462 under the Securities Act), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed on December 12, 1996 by Jon M. Berry in the capacities and for the entities indicated.



                                   /s/   Jon M. Berry
                                   ------------------------------------------
                                   Jon M. Berry
                                   SENIOR VICE PRESIDENT AND TREASURER
                                   of the entities set forth on the attached
                                   Schedule 1,
                                   SECRETARY
                                   of the entities set forth on the attached
                                   Schedule 2
                                   and
                                   DIRECTOR
                                   of the entities set forth on the attached
                                   Schedule 3

                            SCHEDULE 1

                  Jacor Broadcasting Corporation
                     Broadcast Finance, Inc.
               Jacor Broadcasting of Florida, Inc.
               Jacor Broadcasting of Atlanta, Inc.
               Jacor Broadcasting of Colorado, Inc.
              Jacor Broadcasting of Lexington, Inc.
              Jacor Broadcasting of Knoxville, Inc.
              Jacor Broadcasting of Tampa Bay, Inc.
                        Jacor Cable, Inc.
                 Georgia Network Equipment, Inc.
              Jacor Broadcasting of San Diego, Inc.
              Jacor Broadcasting of St. Louis, Inc.
               Jacor Broadcasting of Sarasota, Inc.
                Jacor Broadcasting of Idaho, Inc.
                 Jacor Broadcasting of Iowa, Inc.
                   Noble Broadcast Group, Inc.
                Noble Broadcast of Colorado, Inc.
                Noble Broadcast of San Diego, Inc.
                Noble Broadcast of St. Louis, Inc.
                 Noble Broadcast of Toledo, Inc.
                    Nova Marketing Group, Inc.
                  Noble Broadcast Licenses, Inc.
                  Noble Broadcast Holdings, Inc.
                 Sports Radio Broadcasting, Inc.
                        Sports Radio, Inc.
                   Noble Broadcast Center, Inc.
                         Citicasters Co.
                         GACC-N26LB, Inc.
                          GACC-340, Inc.
                      Cine Guarantors, Inc.
           Great American Television Productions, Inc.
                     Cine Guarantors II, Inc.
             Great American Merchandising Group, Inc.
                Taft-TCI Satellite Services, Inc.
                         Cine Films, Inc.
               The Sy Fischer Company Agency, Inc.
                    Location Productions, Inc.
                  Location Productions II, Inc.
                         VTTV Productions
                            WHOK, Inc.
                 Cine Mobile Systems Int'l. N.V.
                     Cine Movil S.A. de C.V.
                    F.M.I. Pennsylvania, Inc.
                     Cine Guarantors II, Ltd.

                            SCHEDULE 2

                  Jacor Broadcasting Corporation
                     Broadcast Finance, Inc.
               Jacor Broadcasting of Florida, Inc.
               Jacor Broadcasting of Atlanta, Inc.
               Jacor Broadcasting of Colorado, Inc.
              Jacor Broadcasting of Lexington, Inc.
              Jacor Broadcasting of Knoxville, Inc.
              Jacor Broadcasting of Tampa Bay, Inc.
                        Jacor Cable, Inc.
                 Georgia Network Equipment, Inc.
              Jacor Broadcasting of San Diego, Inc.
              Jacor Broadcasting of St. Louis, Inc.
               Jacor Broadcasting of Sarasota, Inc.
                Jacor Broadcasting of Idaho, Inc.
                Inmobiliaria Radial, S.A. de C.V.
                 Jacor Broadcasting of Iowa, Inc.
                   Noble Broadcast Group, Inc.
                Noble Broadcast of Colorado, Inc.
                Noble Broadcast of San Diego, Inc.
                Noble Broadcast of St. Louis, Inc.
                 Noble Broadcast of Toledo, Inc.
                    Nova Marketing Group, Inc.
                  Noble Broadcast Licenses, Inc.
                  Noble Broadcast Holdings, Inc.
                 Sports Radio Broadcasting, Inc.
                           Nobro, S.C.
                        Sports Radio, Inc.
                   Noble Broadcast Center, Inc.
                         Citicasters Co.
                         GACC-N26LB, Inc.
                          GACC-340, Inc.
                      Cine Guarantors, Inc.
           Great American Television Productions, Inc.
                     Cine Guarantors II, Inc.
             Great American Merchandising Group, Inc.
                Taft-TCI Satellite Services, Inc.
                         Cine Films, Inc.
               The Sy Fischer Company Agency, Inc.
                    Location Productions, Inc.
                  Location Productions II, Inc.
                         VTTV Productions
                            WHOK, Inc.
                 Cine Mobile Systems Int'l. N.V.
                     Cine Movil S.A. de C.V.
                    F.M.I. Pennsylvania, Inc.
                     Cine Guarantors II, Ltd.

                            SCHEDULE 3

                  Jacor Broadcasting Corporation
                     Broadcast Finance, Inc.
               Jacor Broadcasting of Florida, Inc.
               Jacor Broadcasting of Atlanta, Inc.
               Jacor Broadcasting of Colorado, Inc.
              Jacor Broadcasting of Lexington, Inc.
              Jacor Broadcasting of Knoxville, Inc.
              Jacor Broadcasting of Tampa Bay, Inc.
                        Jacor Cable, Inc.
                 Georgia Network Equipment, Inc.
              Jacor Broadcasting of San Diego, Inc.
              Jacor Broadcasting of St. Louis, Inc.
                Jacor Broadcasting of Idaho, Inc.
                Inmobiliaria Radial, S.A. de C.V.
                   Noble Broadcast Group, Inc.
                Noble Broadcast of Colorado, Inc.
                Noble Broadcast of San Diego, Inc.
                Noble Broadcast of St. Louis, Inc.
                 Noble Broadcast of Toledo, Inc.
                    Nova Marketing Group, Inc.
                  Noble Broadcast Licenses, Inc.
                  Noble Broadcast Holdings, Inc.
                 Sports Radio Broadcasting, Inc.
                           Nobro, S.C.
                        Sports Radio, Inc.
                   Noble Broadcast Center, Inc.
                         Citicasters Co.
                         GACC-N26LB, Inc.
                          GACC-340, Inc.
                      Cine Guarantors, Inc.
           Great American Television Productions, Inc.
                     Cine Guarantors II, Inc.
             Great American Merchandising Group, Inc.
                Taft-TCI Satellite Services, Inc.
                         Cine Films, Inc.
               The Sy Fischer Company Agency, Inc.
                    Location Productions, Inc.
                  Location Productions II, Inc.
                         VTTV Productions
                            WHOK, Inc.
                 Cine Mobile Systems Int'l. N.V.
                     Cine Movil S.A. de C.V.
                    F.M.I. Pennsylvania, Inc.
                     Cine Guarantors II, Ltd.